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                                                                   EXHIBIT 23.1



                       Consent of Independent Auditors



We consent to the incorporation by reference in the Registration Statement (Form S-8 Nos. 333-19915 and 333-19917) of Transkaryotic Therapies, Inc. of our report dated February 14, 1997, with respect to the financial statements of Transkaryotic Therapies, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 1996.


                                             /s/ ERNST & YOUNG LLP

                                                 ERNST & YOUNG LLP


Boston, Massachusetts
March 25, 1997